EXHIBIT 10.28

FOURTH AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to First Amended and Restated Credit Agreement (this “Fourth Amendment”), is made as of February 2, 2026, by and among (a) ePlus Technology, inc., a Virginia corporation (“Technology”), (b) ePlus Technology Services, inc., a Virginia corporation (“Services”) (Technology and Services, together any additional entities which may hereafter become parties to the Credit Agreement (as defined below) as Borrowers thereunder in accordance with the terms thereof, are hereinafter sometimes referred to collectively as the “Borrowers” and each singly as a “Borrower”), (d) the lenders identified on the signature pages hereof (collectively, the “Lenders”), and (e) Wells Fargo Commercial Distribution Finance, LLC, a Delaware limited liability company, in its capacity as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

RECITALS

A.
Borrowers are parties to that First Amended and Restated Credit Agreement dated as of October 13, 2021 (the “Credit Agreement”) by and among Borrowers, the Lenders, and Agent. Capitalized terms used herein but not otherwise defined herein (including in the preamble and recitals hereof) shall have the respective meanings ascribed to such terms in the Credit Agreement.

B.
Borrowers, the undersigned Lenders and Agent desire to amend the Credit Agreement to make such changes to the Credit Agreement and other Loan Documents as provided in, and subject to the terms and conditions of, this Amendment.

C.
The undersigned Lenders constitute Required Lenders for purposes of Section 10.1 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:

1.
Amendments to Existing Credit Agreement. Subject to the terms and conditions contained herein, the Existing Credit Agreement is hereby amended as follows:

(a)
Amendments to Section 1.1.
Section 1.1 of the Existing Credit Agreement is hereby amended by amending, restating and replacing in its entirety the following definition:

“Material Subsidiary” means (a) each Borrower and (b) each direct or indirect Subsidiary of a Credit Party that (i) owns ten percent (10%) or more of the consolidated total assets of the Credit Parties and their Subsidiaries, (ii) generates ten percent (10%) or more of the consolidated revenues of the Credit Parties and their Subsidiaries, (iii) is the owner of Stock of any direct or indirect Subsidiary of a Credit Party that otherwise constitutes a Material Subsidiary, or (iv) each member of any group comprising direct or indirect Subsidiaries of a Credit Party that each would not have been a Material Subsidiary under clauses (i), (ii) or (iii) but that, taken together, had revenues or total assets in excess of ten percent (10%) of the consolidated revenues or total assets, as applicable, of the Credit Parties and their Subsidiaries; provided, however, that, in each case, such determination shall be made in accordance with GAAP as of the last day of the most recently ended Fiscal Quarter for which financial statements of Holdings and its Subsidiaries have been delivered to the Agent in accordance with the provisions of Section 5.1 of this Agreement. Notwithstanding the foregoing to the contrary, (x) no Foreign Subsidiary or Special Purpose Entity shall be a Material Subsidiary and (y) any Subsidiary which qualifies as a Material Subsidiary pursuant to this definition shall cease to be a Material Subsidiary if it fails to meet the foregoing thresholds as of the last day for any period of four (4) consecutive Fiscal Quarters. For the avoidance of doubt, as of December 31, 2025, each of the following companies is not a Material Subsidiary of any Credit Party: (a) ePlus Cloud Services, inc., a Virginia corporation, (b) ePlus Software, LLC, a Virginia limited liability company, (c) Onecloud Consulting Inc., a California corporation and (d) Bailiwick Services, LLC, a Minnesota limited liability company.

2.
Conditions Precedent. The effectiveness of this Fourth Amendment and the obligations of Lenders and Agent hereunder are subject to, and contingent upon, Agent receiving each of the following items, each in form and substance acceptable to Agent, unless waived in writing by Agent in its sole and absolute determination:

(a)
A duly executed counterpart of this Fourth Amendment signed by each of the parties hereto;

(b)
A duly executed counterpart of the Acknowledgement and Agreement at the end of this Fourth Amendment (the “Acknowledgement and Agreement”) signed by Holdings; and

(c)
Such other documentation as Agent may require.

3.
Costs and Expenses. Without limiting the obligation of the Credit Parties to reimburse Agent for all reasonable costs, fees, disbursements and expenses incurred by Agent as specified in the Credit Agreement, as amended by this Fourth Amendment, the Credit Parties agree to pay on demand all reasonable costs, fees, disbursements and expenses of Agent in connection with the preparation, execution and delivery of this Fourth Amendment and the other agreements, modifications, instruments and documents contemplated hereby (collectively, the “Transaction Documents”), including, without limitation, reasonable attorneys’ fees and expenses.

4.
Representations, Warranties and Covenants of the Credit Parties. Each Credit Party jointly and severally hereby represents and warrants to Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Fourth Amendment:

(a)
Each Credit Party has the corporate power and authority to execute and deliver this Fourth Amendment and the Transaction Documents to which it is a party (and perform its respective obligations hereunder and thereunder). This Fourth Amendment and the Transaction Documents to which such Credit Party is a party have been duly authorized by such Credit Party. Each of the Existing Credit Agreement, as amended by this Fourth Amendment, and the Transaction Documents to which such Credit Party is a party, constitutes the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity;

(b)
The execution, delivery and performance by each Credit Party of this Fourth Amendment and the Transaction Documents to which such Credit Party is a party have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any Governmental Authorities, (ii) violate any Requirement of Law, or (iii) result in a breach of or constitute a default under any indenture or loan or loan agreement or any other agreement, lease or instrument to which such Credit Party is a party or by which it’s properties may be bound or affected;

(c)
Each Credit Party’s representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects) on and as of the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date, in which case such representations were true, correct and complete in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects) on and as of such earlier date;

(d)
No Default or Event of Default has occurred or is continuing as of the date hereof or shall occur immediately after giving effect to this Fourth Amendment;

(e)
Each Credit Party’s Organization Documents continue in full force and effect and have not been amended or otherwise modified since October 13, 2021;

(f)
All Obligations now due or payable by Borrowers to Lenders or Agent are unconditionally owing by Borrowers to Lenders and Agent, without offset, defense or counterclaim of any kind, nature or description whatsoever; and

(g)
Since March 31, 2025, there has not occurred any Material Adverse Effect.

Each Credit Party acknowledges that Agent and Lenders are specifically relying upon the representations, warranties and agreements contained in this Fourth Amendment and that such representations, warranties and agreements constitute a material inducement to Agent and Lenders in entering into this Fourth Amendment.

5.
Release by Credit Parties.

(a)
In further consideration of the execution of this Fourth Amendment by Agent and Lenders, each Credit Party (on behalf of itself and its shareholders, directors, members, managers, partners, officers, affiliates, successors and assigns) hereby unconditionally, absolutely and irrevocably forever remises, releases, acquits, satisfies and forever discharges Agent and Lenders and their respective successors, assigns, affiliates, parent entities, officers, employees, directors, shareholders, agents and attorneys (collectively, the “Releasees”) from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, costs, expenses, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (all of the foregoing, “Claims”), occurring on or before the date hereof, which arise from or relate to any actions, omissions, conditions, events, or any other circumstances whatsoever on or prior to the date hereof, including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement, the transactions relating thereto or hereto, and any other Loan Document, other than for the gross negligence or willful misconduct of Agent as finally determined in a non-appealable order of a court of competent jurisdiction.

(b)
Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Credit Party agrees that no fact, event, circumstance, evidence or transaction that could now be asserted or that may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(c)
Each Credit Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that such Credit Party will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Credit Party pursuant to the foregoing in this Section.

6.
Reference to Credit Agreement; No Waiver.

(a)
References. Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. The term “Loan Documents” as defined in Section 1.1 of the Credit Agreement shall include (in addition to the Loan Documents described in the Credit Agreement) this Fourth Amendment and the other Transaction Documents.

(b)
No Waiver. The failure of Agent (or, as applicable, Lenders), at any time or times hereafter, to require strict performance by the Credit Parties of any provision or term of the Credit Agreement, this Fourth Amendment or the other Loan Documents shall not waive, affect or diminish any right of Agent (or, as applicable, Lenders) hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Agent or Lenders of a breach of this Fourth Amendment or any Event of Default under the Credit Agreement shall not, except as expressly set forth in a writing signed by Agent, suspend, waive or affect any other breach of this Fourth Amendment or any Event of Default under the Credit Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Credit Parties contained in this Fourth Amendment shall be deemed to have been suspended or waived by Agent or Lenders unless such suspension or waiver is (i) in writing and signed by Agent and (ii) delivered to the Credit Parties. In no event shall Agent’s and Lenders’ execution and delivery of this Fourth Amendment establish a course of dealing among Agent, Lenders, Credit Parties or any other obligor, or in any other way obligate Agent or Lenders to hereafter provide any amendments or waivers with respect to the Credit Agreement. The terms and provisions of this Fourth Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Credit Agreement or of any of the Loan Documents (except as expressly provided herein); or (y) to prejudice any right or remedy which Agent or Lenders may now have under or in connection with the Credit Agreement or any of the Loan Documents.

7.
Full Force and Effect. Except as otherwise expressly provided herein, the Credit Agreement and all of the Loan Documents, in each case, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

8.
Reaffirmation of Security Interest. Each Borrower hereby ratifies and reaffirms any and all grants of Liens to Agent in, to and on the Collateral as security for the Obligations, and each Borrower acknowledges and confirms that the grants of the Liens to Agent for the benefit of itself and Lenders in, to and on the Collateral: (i) represent continuing Liens on all of the Collateral, (ii) secure the indefeasible payment in full in cash all of the Obligations when due or declared due in accordance with the terms of the Credit Agreement, and (iii) represent valid and first priority perfected Liens on all of the Collateral except solely to the extent, if any, of any Permitted Liens.

9.
Miscellaneous. Titles and headings herein are solely for the convenience of the parties and are without substantive legal meaning. This Fourth Amendment may only be amended or modified by a writing signed by Agent, the Lenders and the Credit Parties. Neither this Fourth Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against Agent or Lenders, whether under any rule of construction or otherwise.

10.
Incorporation by Reference. Sections 10.5 (Costs and Expenses), 10.8 (Successors and Assigns), 10.9 (Assignments and Participations; Binding Effect), 10.13 (Severability), 10.18 (Governing Law and Jurisdiction), 10.19 (Waiver of Jury Trial), and 10.20 (Entire Agreement; Release; Survival) of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and the parties hereto agree to such terms and agree that such provision apply with equal force to this Fourth Amendment.

11.
Counterparts; Facsimile Signature. This Fourth Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Fourth Amendment. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Fourth Amendment. The foregoing shall apply to each other Loan Document, and any notice delivered hereunder or thereunder, mutatis mutandis.

[Continued on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

EPLUS TECHNOLOGY, INC.

By:	/s/ Elaine D. Marion
Name: Elaine D. Marion
Title: Chief Financial Officer

EPLUS TECHNOLOGY SERVICES, INC.

By:	/s/ Elaine D. Marion
Name: Elaine D. Marion
Title: Chief Financial Officer

[ePlus—FOURTH AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as Agent, Swingline Lender and as a Lender

By:	/s/ John J. Zebracki
Name: John J. Zebracki
Title: Its Duly Authorized Signatory

[ePlus—FOURTH AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Regions Bank, as a Lender

By:	/s/ Bruce Kasper
Name: Bruce Kasper
Title: Managing Director

[ePlus—FOURTH AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Truist Bank, as a Lender

By:	/s/ Cathleen Marston
Name: Cathleen Marston
Title: Vice President

[ePlus—FOURTH AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Citizens Bank, N.A., as a Lender

By:	/s/ Terrence Broderick
Name: Terrence Broderick
Title: Senior Vice President

[ePlus—FOURTH AMENDMENT]

ACKNOWLEDGEMENT AND AGREEMENT

The undersigned, a guarantor of the indebtedness of ePlus Technology, inc., a Virginia corporation (“Technology”), ePlus Technology Services, inc., a Virginia corporation (“Services”), and those additional entities which hereafter become parties to the Credit Agreement (as defined in the Fourth Amendment (as defined below)) as Borrowers in accordance with the terms thereof (together with Technology and Services, each, a “Borrower,” and individually and collectively, jointly and severally, the “Borrowers”) to the Lenders and Agent (each as defined in the Fourth Amendment), pursuant to that certain First Amended and Restated Limited Guaranty dated October 13, 2021, from ePlus inc., Delaware corporation (“Holdings”) in favor of Agent, for the benefit of the Lenders (the “Limited Guaranty – Holdings”) hereby (A) acknowledges receipt of the foregoing Fourth Amendment to First Amended and Restated Credit Agreement (the “Fourth Amendment”); (ii) consents to the terms and execution thereof; (iii) reaffirms all of its obligations to Agent pursuant to the terms of the Limited Guaranty – Holdings and (iv) acknowledges that Agent and Lenders may amend, restate, extend, renew or otherwise modify the Credit Agreement (as defined in the Fourth Amendment) and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Limited Guaranty – Holdings, for Borrowers’ present and future indebtedness to Agent and Lenders.

EPLUS, INC.

By:	/s/ Elaine D. Marion
Name: Elaine D. Marion
Title: Chief Financial Officer

[ePlus—FOURTH AMENDMENT ACKNOWLEDGMENT AND AGREEMENT]